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                                                                   EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Form 8-K of Beckman Instruments, Inc.


/s/ Arthur Andersen LLP

Miami, Florida,
October 15, 1997


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